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                                                           EXHIBIT 23.4



INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-47530, 33-58300, 333-4530 and 333-38981 on Form S-8 of Unitrin, Inc. of our
report dated September 23, 1998 (relating to the consolidated financial statements of Litton Industries, Inc. and subsidiaries presented separately herein) in the Annual Report on Form 10-K/A of Unitrin, Inc. for the year ended December 31, 1997.



/s/ Deloitte & Touche LLP
Los Angeles, California

October 28, 1998